                                                                   Exhibit 10(b)

________________________________________________________________________________


                    AMENDED AND RESTATED SECURITY AGREEMENT


                                     among


                        ICF KAISER INTERNATIONAL, INC.,


                         CERTAIN SUBSIDIARIES THEREOF


                                      and


                             CORESTATES BANK, N.A.
                                   as Agent


                               December 3, 1997

________________________________________________________________________________

                    AMENDED AND RESTATED SECURITY AGREEMENT
                   ----------------------------------------

     THIS AMENDED AND RESTATED SECURITY AGREEMENT, dated as of December 3, 1997 (this "SECURITY AGREEMENT"), is entered into by and among ICF KAISER INTERNATIONAL, INC. ("ICF KAISER" or "BORROWER"), a Delaware corporation, each of its subsidiaries signatories hereto (each, a "SUBSIDIARY GUARANTOR" and collectively the "SUBSIDIARY GUARANTORS") and CORESTATES BANK, N.A., as agent for the Banks under the Credit Agreement referred to below (in such capacity, the "AGENT"). ICF Kaiser and the Subsidiary Guarantors are sometimes referred to herein collectively as the "DEBTORS" and individually as a "DEBTOR."


                                  WITNESSETH:
                                  ----------

     WHEREAS, ICF Kaiser, the Subsidiary Guarantors, the Agent and certain financial institutions (the "Banks") are parties to a Credit Agreement, dated as of May 6, 1996, as amended and restated pursuant to the Amended and Restated Credit Agreement dated as of the date hereof (the "Credit Agreement"), providing to ICF Kaiser a revolving credit facility for loans and letters of credit, which loans and letters of credit are secured under and pursuant to a Security Agreement, dated as of May 6, 1996, between the Debtors and the Agent, as amended by the First Amendment dated as of December 17, 1996 and the Second Amendment dated as of June 19, 1997 (the "1996 Security Agreement");

     WHEREAS, it is a condition to the execution and delivery of the Credit Agreement that this Security Agreement be executed and delivered; and

     WHEREAS, ICF Kaiser, the Subsidiary Guarantors and the Agent desire to amend the 1996 Security Agreement to add additional Subsidiary Guarantors and as otherwise provided herein, and to restate the 1996 Security Agreement as so amended.

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:

     1.   DEFINITIONS.

          (a) As used herein the following terms shall have the meanings indicated:

          "ACCOUNTS" shall mean all rights to payment for goods sold or leased or for services rendered, whether or not such rights have been earned by performance.

          "AGENT" has the meaning set forth in the preliminary paragraph hereof, and including any successor from time to time serving as "Agent" under the Credit Agreement.

          "BLOCKED ACCOUNT" shall have the meaning assigned to such term in
Section 4(a) hereof.

          "CASH CONCENTRATION ACCOUNTS" shall mean, collectively, account no. 1412209809 in the name of ICF Kaiser International, Inc., account no. 1412184330 in the name of ICF Kaiser International, Inc., and such other account or accounts as ICF Kaiser and the Agent shall from time to time agree, each maintained with CoreStates Bank, N.A. at its office at 1345 Chestnut Street, Philadelphia, Pennsylvania, but under the sole control and dominion of the Secured Party.

          "CHATTEL PAPER" shall have the meaning assigned to such term under the Uniform Commercial Code.

          "COLLATERAL" shall mean all now-existing or hereafter acquired or arising (i) Accounts, (ii) General Intangibles, Chattel Paper, Contracts and Instruments, (iii) guarantees of any Accounts and all other security held for the payment or satisfaction thereof, (iv) balance of any deposit, agency or other account with any Bank, (v) Inventory, (vi) Equipment, (vii) Pledged Securities and the certificates representing the Pledged Securities, (viii) Patents and Trademarks, (ix) Discounted Treasuries delivered by the Debtors to the Agent pursuant to the Credit Agreement, (x) books, records and other property at any time evidencing or related to the foregoing, together with all products and Proceeds (including insurance Proceeds) of any of the foregoing.

          "CONTRACTS" shall have the meaning assigned to such term under the Uniform Commercial Code.

          "CREDIT AGREEMENT" shall mean the Credit Agreement among the Debtors, the Agent and the Banks, as hereafter amended from time to time.

          "EQUIPMENT" shall have the meaning assigned to such term under the Uniform Commercial Code.

          "GENERAL INTANGIBLES" shall have the meaning assigned to such term under the Uniform Commercial Code.

          "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" shall mean generally accepted accounting principles as in effect in the United States from time to time, consistently applied.

          "GOVERNMENT ACCOUNTS" shall mean Accounts the account debtor of which is the Government of the United States or any agency, department or instrumentality thereof.

          "INSTRUMENTS" shall have the meaning assigned to such term under the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania.

          "INVENTORY" shall have the meaning assigned to such term under the Uniform Commercial Code, and in any event, including all inventory, merchandise, goods and other personal property that are held by or on behalf of a Person for sale or lease or to be furnished under a contract of service or which gave rise to any Account, including returned goods.

          "LIEN" shall mean any lien, mortgage, security interest, chattel mortgage, pledge or other encumbrance (statutory or otherwise) of any kind securing satisfaction or performance of an obligation, including any agreement to give any of the foregoing, any conditional sales or other title retention agreement, any lease in the nature thereof, and the filing of or the agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction or similar evidence of any encumbrance, whether within or outside the United States.

          "LOCKBOX ACCOUNT" shall have the meaning assigned to such term in
Section 4(a) hereof.

          "OBLIGATIONS" shall mean all now existing or hereafter arising debts, obligations, covenants, and duties of payment or performance of every kind, matured or unmatured, direct or contingent, owing, arising, due, or payable to the Banks or the Agent by or from ICF Kaiser or the Subsidiary Guarantors arising out of the Credit Agreement or any other Loan Document, including, without limitation, all obligations of ICF Kaiser to repay principal of and interest on all the Revolving Credit Loans, to make reimbursements or payments with respect to Letters of Credit, and to pay interest, fees, costs, charges, expenses, professional fees, and all sums chargeable to the Debtors under the Loan Documents, whether or not evidenced by any note or other instrument and all obligations of each Subsidiary Guarantor in guaranty of the obligations of Borrower.

          "PATENTS AND TRADEMARKS" shall mean patents and trademarks owned, directly or indirectly, by a Debtor.

          "PLEDGED SECURITIES" shall mean all of the capital stock or other ownership interests of those domestic Subsidiaries held directly by the Debtors and 65% of the capital stock or other ownership interests of those foreign Subsidiaries held directly by the Debtors, except ICF Kaiser Brazil Holdings, Inc.

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Set forth in Schedule C hereto is a listing of each of the Pledged Securities existing on the date hereof.

          "PREVAILING INTEREST RATE" as of any date shall mean the highest rate of interest then payable by the Debtors under the Credit Agreement.

          "PROCEEDS" shall have the meaning assigned to such term under the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania.

          "SECURED PARTY" means the Agent.

          "SELECTED GOVERNMENT CONTRACTS" shall mean all contracts between a Debtor and the government of the United States or any department, agency or instrumentality thereof the terms of which provide for gross payments to such Debtor equal to or in excess of $1 million and other such contracts (without regard to the amount of gross payments) which have been designated by ICF Kaiser as "Selected Government Contracts."

          "SUBSIDIARIES" shall mean as to any Person, (i) a corporation of which shares of stock or other ownership interests having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person and (ii) any limited liability company or partnership in which such Person, directly or indirectly, owns at least a majority of the ownership interests having ordinary voting power, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries by such Person, or both.

          "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect from time to time in the Commonwealth of Pennsylvania.

          (b) Capitalized terms used herein and not otherwise defined herein shall have their respective meanings assigned in the Credit Agreement.

     2.   GRANT OF SECURITY.

          To secure the payment, promptly when due, and the punctual performance of all of the Obligations, each of the Debtors hereby pledges and assigns to the Secured Party, and grants to the Secured Party and agrees that the Secured Party

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shall have, for itself and the ratable benefit of the Banks, a general continuing lien upon and security interest in all its Collateral, which lien and security interest shall be a general continuing first priority lien upon and security interest in such Collateral.

     3.   BOOKS AND RECORDS.

          The Debtors shall faithfully keep complete and accurate books and records and make all necessary entries therein to reflect the amounts, identity of account debtors and all events and transactions giving rise to the Collateral and all payments, credits and adjustments applicable thereto, shall keep the Secured Party fully and accurately informed as to the locations of all such books and records related to the Collateral and shall permit the Secured Party and its agents to have such access to them and to any other records pertaining to the Debtors' business as the Secured Party may request from time to time.

4.        COLLECTION OF ACCOUNTS; ASSIGNMENT OF CLAIMS ACT

          (a) Until otherwise notified by the Secured Party, the Debtors may collect all amounts due on the Collateral from the respective account debtors or obligors liable thereon, but the Proceeds so collected by the Debtors shall be held by the Debtors in trust for the Secured Party. Each Debtor shall collect such amounts by instructing the account debtor thereof to make payment either to a Cash Concentration Account or to a lockbox account ("Lockbox Account") or blocked deposit account ("Blocked Account") maintained with a bank that has entered into a letter agreement with such Debtor and the Secured Party (a "Blocked Account Agreement") in substantially the form of Exhibit A attached hereto. After the occurrence of a Potential Default or an Event of Default, the Secured Party may, and upon direction of the Required Banks shall, upon five Business Days notice to ICF Kaiser, terminate the authority hereby given to the Debtors to make such collections and, acting if it so chooses in the name of any of the Debtors, collect any amounts due on the Collateral directly or through an agent, sell, assign, compromise, discharge or extend the time for payment of any Account or other Collateral, institute legal action for the collection of any Account or other Collateral and do all acts and things necessary or incidental thereto, and the Debtors hereby ratify all that the Secured Party shall lawfully do under the authority hereby granted to it. After the occurrence of a Potential Default or an Event of Default, the Secured Party may at any time, and upon direction of the Required Banks shall, upon five Business Days notice to ICF Kaiser, notify any account debtor on any Account or obligor with respect to any other Collateral that the Collateral has been assigned to the Secured Party and is to be paid directly to the Secured Party. Alternatively, at its election the Secured Party may, and upon direction of the Required Banks shall, after the occurrence of a Potential Default or an Event of Default, require the Debtors to, and in such event the Debtors at their sole expense will, notify account debtors and obligors that payments are thenceforth to be made directly to the Secured Party. After the occurrence of a Potential Default or an Event of Default, the Debtors shall not, without the written consent of the Secured Party at the direction of the Required Banks in each case, compromise, discharge, extend the time for payment of or otherwise grant any indulgence or allowance with respect to any Account or other Collateral.

          (b) The Debtors represent and warrant that (i) Schedule A contains a true and correct listing of all Selected Government Contracts in effect on the date hereof and (ii) as of the date hereof, the Selected Government Contracts comprise at least seventy-five percent (75%) of the aggregate dollar amount of all those Government Accounts of the Debtors for which invoices have been issued. The Debtors have, as of the date hereof, provided to the Secured Party executed copies of all notices and instruments (forms of which are attached hereto as Exhibit B) necessary to allow the Secured Party to cause its security interest in all Collateral arising from or related to Selected Government Contracts to be entitled to the rights and benefits provided by compliance with the Federal Assignment of Claims Act and any regulations thereunder. If any Debtor enters into any Selected Government Contract subsequent to the date hereof, the Debtor shall, within 45 days of the end of the calendar quarter within which such Debtor entered into such Selected Government Contract, notify the Secured Party in writing of such Selected Government Contract and execute and deliver to the Secured Party all notices and instruments of the type described in the preceding sentence that pertain to such new Selected Government Contract. Notwithstanding the provisions of subparagraph (a) of this Section 4, the Secured Party may, in its sole discretion, and upon direction of the Required Banks shall, upon five Business Days notice to the Debtors, deliver or file all such documentation relating to Selected Government Contracts with the appropriate government officers and take all such other actions as may be necessary to cause the interest of the Secured Party in such Selected Government Contracts to satisfy the requirements of the Federal Assignment of Claims Act and any regulations thereunder, and the Debtors will take all such additional actions requested by the Secured Party to cause such result. No Debtor shall execute or deliver any notice or instrument of the type described in this paragraph (b) which names as assignee any party other than the Secured Party.

          (c) If any of the Collateral is or becomes evidenced by a promissory note, draft, trade acceptance, Chattel Paper or Instrument, the Debtors will promptly deliver the same to the Secured Party appropriately endorsed to the Secured Party's order. Regardless of the form of such endorsement, each Debtor hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto. Upon obtaining knowledge thereof, the Debtors will promptly notify the Secured Party of (i) any material adverse change in the financial condition of any account debtor on a material amount of the Accounts, or in the collectability of a material amount of the Accounts or other Collateral, and (ii) all material claims, setoffs, rejections, returns and adjustments which may result in a reduction of the liability of an account debtor on a material amount of the Accounts included in the Collateral.

5. DEPOSIT OF PLEDGED SECURITIES; REREGISTRATION OF SHARES; RESERVATION OF VOTING RIGHTS

          (a) To perfect the security interest of the Secured Party in and to the Pledged Securities, as provided herein, the Debtors have deposited with the Secured Party such Pledged Securities as are in certificated form, in each case endorsed in blank. At any time and from time to time the Secured Party may cause all or any of the Pledged Securities to be transferred into its name or into the name of its nominee or nominees.

          (b) At any time after the occurrence and during the continuation of an Event of Default, the Secured Party shall be entitled to exercise any and all voting power with respect to the Pledged Securities and shall exercise such power as directed by the Banks. At all other times each Debtor shall be entitled to exercise as it thinks fit, but in a manner not inconsistent with the provisions of the Credit Agreement, all voting power with respect to the Pledged Securities.

6.        ADDITIONAL COLLATERAL

          In case any dividend of stock or other ownership interest shall be declared on any of the Pledged Securities, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Securities, or any distribution of securities shall be made on any of the Pledged Securities, whether pursuant to any recapitalization or reclassification of the capital of any of the Debtors, a reorganization thereof, or otherwise, the shares or other securities so distributed shall be delivered to the Secured Party.

7.        TITLE TO COLLATERAL.

          (a) Each Debtor has acquired or shall acquire absolute and exclusive title to each and every item or unit of the Collateral attributable to such Debtor free and clear of all Liens, except Permitted Liens as provided under the Credit Agreement, and each Debtor shall warrant and defend its title to the Collateral, subject to the rights of the Secured Party, against the claims and demands of all persons whomsoever.

          (b) The Secured Party may, at its sole election but without obligation to do so, discharge any Lien not permitted under the Credit Agreement and all expenses incurred by the Secured Party in so doing, together with interest thereon at the Prevailing Interest Rate, shall be added to the Obligations and shall be payable by the Debtors on demand.

8.        TAXES AND LIENS.

          Except for Permitted Liens, the Debtors shall immediately notify the Secured Party in the event there ever arises against any of the Collateral any lien, assessment, tax or other liability, whether or not entitled to priority over the Secured Party's security interest hereunder. In any such event, whether or not such notice is given, the Secured Party shall have the right (but shall be under no obligation) to pay any tax or other liability of any of the Debtors deemed by the Secured Party in good faith to affect the Secured Party's interests hereunder. The Debtors shall repay to the Secured Party on demand all sums which the Secured Party shall have paid under this section in respect of taxes or other liabilities of any of the Debtors, with interest thereon at the Prevailing Interest Rate, and the Debtors' liability to the Secured Party for such repayment with interest shall be included in the Obligations. The Secured Party shall be subrogated to the extent of any such payment by it to all the rights and liens of the payee against the Debtors' assets. The Debtors shall furnish to the Secured Party from time to time upon the Secured Party's request proof satisfactory to the Secured Party of the making of all payments or deposits required by applicable law to be made with respect to amounts withheld by the Debtors from wages and salaries of employees and amounts contributed by the Debtors on account of federal, state or other income or wage taxes and amounts due under the Federal Insurance Contributions Act or the Federal Unemployment Tax Act or any similar legislation.

9.        SIGNIFICANT LOCATIONS; NAME.

          (a) Each Debtor represents and warrants to the Secured Party that none of the books and records relating to the Collateral is or will be located or used at any location other than its respective locations identified in Schedule B attached hereto, and that none of the Inventory or Equipment owned by such Debtor (other than de minimis amounts) is or will be located at any location other than its respective locations identified in Schedule B attached hereto. The Debtors shall notify the Secured Party in writing prior to any change in location of any such books and records. If any of the Collateral or any of the Debtors' records concerning any of the Collateral are at any time to be located on premises leased by any Debtor, or any premises owned by any Debtor subject to a mortgage or other lien, the Debtors shall, at the request of the Secured Party, obtain and deliver to the Secured Party, prior to the delivery of any such Collateral or books or records to such premises, an agreement in form satisfactory to the Secured Party waiving the landlord's, mortgagee's or other lienholder's right to enforce against the Collateral or the Debtors' records concerning the same and assuring the Secured Party's access to such Collateral and books and records to facilitate the Secured Party's exercise of its rights to take possession thereof. The location of each Debtor's chief executive office and, if different, the location of each Debtor's principal place of business are set forth in Schedule B, and the Debtors agree to provide the Secured Party prior written notice of any change of any such chief executive office or principal place of business of the Debtors. Debtors agree to use their good faith efforts to obtain within 90 days of the date hereof from the landlord of the premises including the chief executive office of ICF Kaiser a waiver of such landlord's rights to enforce any interest against the Collateral.

          (b) Each Debtor represents and warrants that at no time during the past five years has such Debtor been known by or used any other name, including any trade or fictitious name, except as disclosed in Schedule B. No Debtor shall change its name without giving the Secured Party at least 30 days prior written notice of such change.

10.       FURTHER ASSURANCES; WAIVER OF PREEMPTIVE RIGHTS; MAINTENANCE OF
COLLATERAL.

          (a) The Debtors shall execute and deliver to the Secured Party from time to time all such other agreements, instruments and other documents (including, without limitation, all requested financing and continuation statements and government contract notices and all requested documents relating to the creation, perfection or protection of liens and security interests in jurisdictions outside of the United States) and do all such other and further acts and things as the Secured Party may (and, upon the direction of the Required Banks, shall) reasonably request in order further to evidence or carry out the intent of this Agreement or to perfect and protect the liens and security interests created hereby or intended so to be. In addition, if an Event of Default or a Potential Default shall have occurred and be continuing, at the request of the Secured Party each Debtor will execute and deliver to the Secured Party all notices or instruments, and take all such other actions, as may be required in order that the security interest of the Secured Party in all Government Accounts and the Proceeds thereof shall satisfy the requirements of the Federal Assignment of Claims Act and any regulations thereunder.

          (b) The Debtors, for the Debtors and their respective successors and assigns, do hereby irrevocably waive and release all preemptive, first-refusal and other similar rights of the Debtors to purchase any or all of the Pledged Securities upon any sale thereof by the Secured

Party hereunder, whether such right to purchase arises under the Certificate or Articles of Incorporation or any By-Law of the issuer of the Pledged Securities, by operation of law or otherwise.

          (c) The Debtors will maintain the Collateral in good condition and repair, will give it suitable preventative maintenance in the case of machinery and equipment, and will pay the cost of all repairs to or maintenance of the same which may be required from time to time. The Debtors will not do or permit to be done anything which might impair the value of any item of the Collateral owned by any Debtor or the security intended to be afforded hereby. The Debtors will immediately notify the Secured Party and the Banks of any event causing any material loss or depreciation in value of the Collateral and of the extent of such loss or depreciation. The Debtors, upon the Secured Party's request, will permit the Secured Party at any time and from time to time, through its officers or other agents, to have access to the Collateral for the purpose of inspecting or, after an Event of Default, assembling and removing the same.

11.       DEFAULT AND REMEDIES.

          (a) The Debtors shall be in default hereunder upon the occurrence of an Event of Default (as defined in the Credit Agreement).

          (b) Except as otherwise provided in the Credit Agreement with respect to an Event of Default occurring under Section 10.1(d) thereof, upon the occurrence of any Event of Default and so long as the same shall be continuing, the Secured Party may at its option exercise from time to time any and all rights and remedies available to it under the Uniform Commercial Code or otherwise, including the right to foreclose or otherwise realize upon any of the Collateral and to dispose of any of the Collateral at one or more public or private sales or other proceedings, and the Debtors agree that any of the Banks, or the nominee of any Bank, may become the purchaser at any such sale or sales. The Debtors agree that ten (10) days shall be reasonable prior notice of the date of any public sale or other disposition of all or any part of the Collateral, or of the date on or after which any private sale or other disposition of the same may be made. All rights and remedies granted the Secured Party hereunder or under any other agreement between the Secured Party and any of the Debtors shall be deemed concurrent and cumulative and not alternative, and the Secured Party may proceed with any number of remedies at the same time or at different times until all the Obligations are fully satisfied. The exercise of any one right or remedy shall not be deemed a waiver or release of or any election against any other right or remedy, and the Secured Party may proceed against any of the Debtors and the Collateral and any other collateral granted by any of the Debtors to the Secured Party under any other agreement, all in any order and through any available remedies. A waiver on any one occasion shall not be construed as a waiver or bar on any future occasion. All property of any kind held at any time by the Secured Party as Collateral shall stand as one general continuing collateral security for all the Obligations and may be retained by the Secured Party as security until all the Obligations are fully satisfied. The Debtors shall pay to the Secured Party on demand any and all expenses (including reasonable attorneys' fees and legal expenses) which may have been incurred by the Secured Party, with interest at the Prevailing Interest Rate, in connection with the custody, preservation, use, operation, preparation for sale or sale of any of the Collateral, the incurring of all of which are hereby authorized to the extent the Secured Party deems the same advisable. The Debtors' liability to the Secured Party for any such payment with interest at the Prevailing Interest Rate shall be included in the Obligations. The Proceeds of any Collateral received by the Secured Party at any time before or after default, whether from a sale or other disposition of Collateral or otherwise, or the Collateral itself, shall be applied to the payment in full or in part of such of the Obligations and in such order and manner as the Secured Party may elect (except as may be otherwise provided in the Credit Agreement), and the Debtors shall remain liable for any deficiency. Each Debtor to the extent of its rights in the Collateral waives and releases any right to require the Secured Party or the Banks to collect any of the Obligations from any particular Collateral or any other collateral then held by the Secured Party or the Banks under any theory of marshalling of assets or otherwise.

          (c) If at any time when the Secured Party shall determine to exercise its rights to sell all or any part of the Pledged Securities pursuant to this Agreement, such Pledged Securities or the part thereof to be sold shall not, for any reason, be effectively registered under the Securities Act of 1933 (the "Securities Act"), the Secured Party is hereby expressly authorized to sell such Pledged Securities or such part thereof by private sale in such manner and under such circumstances as the Secured Party may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Secured Party:
(i) may proceed to make such private sale whether or not a registration statement for the purpose of registering the Pledged Securities or such part thereof shall have been filed under the Securities Act; (ii) may approach and negotiate with a restricted number of potential purchasers to effect such sale; and (iii) may restrict such sale to purchasers as to their number, nature of business, level of sophistication and investment intention (including without limitation, to purchasers each of whom will represent and agree to the satisfaction of the Secured Party that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof), it being understood that the Secured Party may require each Debtor, and each Debtor hereby agrees upon the written request of the Secured Party, to cause: (i) a legend or legends to be placed on the certificates to be delivered to such purchasers to the effect that the offering and sale of the Pledged Securities represented thereby have not been registered under the Securities Act and setting forth or referring to any required restrictions on the transferability of such Securities; (ii) the issuance of stop transfer instructions to such Debtor's own securities and an appropriate notation to be made in the appropriate records of such Debtor; and (iii) to be delivered to the purchasers a signed written agreement of such Debtor that such purchasers will be entitled to the rights of the Secured Party under this Agreement. In addition, it is understood that such purchasers may be required as a condition of any such sale to furnish a signed written agreement that the Pledged Securities will not be sold without registration or other compliance with the requirements of the Securities Act. In the event of any such sale, each Debtor hereby consents and agrees that neither the Secured Party nor any Bank will incur any responsibility or liability for selling all or any part of the Pledged Securities at a price which the Secured Party or the Banks may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were public and deferred until after registration as aforesaid.

          (d) In addition, if at any time when the Secured Party shall determine to exercise its rights to sell all or any part of the Pledged Securities pursuant to this Agreement, such transfer may not be effected without approval of federal or state agencies or authorities, including without limitation approval of the United States Department of Energy or the United States Department of Defense or the Federal Trade Commission and the Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Secured Party is hereby expressly authorized to take all actions as may be necessary to obtain such approvals and to sell such Pledged Securities in such manner and under such circumstances as the Secured Party may deem necessary or advisable in order that such sale may legally be effected. In the event of any such sale, each Debtor hereby consents and agrees that neither the Secured Party nor any Bank will incur any responsibility or liability for selling all or any part of the Pledged Securities at a price which the Agent or the Banks may deem reasonable under the circumstances.

12.       POWER OF ATTORNEY.

          Each Debtor hereby irrevocably appoints any officer, employee or agent of the Secured Party as such Debtor's true and lawful attorney-in-fact with power to, upon the occurrence of an Event of Default: (i) endorse such Debtor's name upon any notes, checks, drafts, money orders, or other instruments or payments or other Collateral that may come into the Secured Party's possession;
(ii) sign and endorse such Debtor's name upon any invoices, assignments, verifications and notices in connection with any of the Collateral, and any instruments or documents relating thereto or to such Debtor's rights therein; and (iii) at any time whether or not an Event of Default has occurred, to execute in such Debtor's name and file one or more financing, amendment and continuation statements covering the Collateral. Any such attorney of such Debtor shall have full power to do any and all things necessary to be done with respect to the above transactions as fully and effectually as such Debtor might do, and such Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.

13.       FINANCING STATEMENTS.

          Each Debtor shall execute all financing statements and amendments thereto and continuations thereof as the Secured Party may request from time to time to evidence the security interest granted, or intended to be granted, to the Secured Party hereunder and will pay all filing fees and taxes, if any, necessary to effect the filing thereof. Wherever permitted by law, each Debtor authorizes the Secured Party to file financing statements with respect to the Collateral without the signature of such Debtor. A copy of this Agreement or a copy of any financing statement prepared in connection with this Agreement may itself be filed as a financing statement.

14.       RESIGNATION OR REMOVAL OF SECURED PARTY.

          Subject to the appointment and acceptance of a successor Secured Party as provided below, the Secured Party may resign at any time by giving at least 60 days' written notice thereof to ICF Kaiser, such resignation to be effective upon the acceptance of the position of Secured Party by a successor Secured Party. The Secured Party may be removed at any time with cause by written notice from the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Secured Party which shall be a bank or trust company selected by the Required Banks if there be such an institution willing, able and legally qualified to perform the duties of the Secured Party hereunder upon reasonable or customary terms. If, within 90 days of notice of resignation by or removal of the Secured Party, a successor Secured Party shall not have been appointed, the Secured Party may petition a court of competent jurisdiction for the appointment of a successor Secured Party. Upon the acceptance of any appointment as Secured Party hereunder by a successor Secured Party, such successor Secured Party shall thereupon succeed to and become vested with all the rights, title, interest and duties of the resigning or removed Secured Party. On request of the successor Secured Party or the Required Banks, the resigning or removed Secured Party shall execute and deliver such assignments or other instruments and take such other actions as may reasonably be requested to provide for or evidence the transfer to the successor Secured Party all rights, title and interest of the resigning or removed Secured Party (including without limitation the execution and delivery of appropriate statements under the Uniform Commercial Code), and the resigning or removed Secured Party thereafter shall be discharged from its duties and obligations hereunder. Notwithstanding any such resignation or removal, the Secured Party shall continue to be entitled to the benefits of Sections 10.5 and 11.8 of the Credit Agreement in respect of any actions taken or omitted to be taken while it was acting as Secured Party hereunder.

15.       INSURANCE.

          The Debtors shall maintain insurance at all times in accordance with the requirements of Section 6.6 of the Credit Agreement. All such policies of insurance shall name the Secured Party as lender loss payee and shall provide for not less than thirty (30) days' prior written notice to the Secured Party of intended cancellation or reduction in coverage. The

Debtors shall furnish the Secured Party with certificates or other evidence satisfactory to the Secured Party of compliance with the foregoing insurance provisions. The Debtors expressly authorize their insurance carriers to pay proceeds of all insurance policies covering all or any part of the Collateral directly to the Secured Party.

16.       MISCELLANEOUS.

          (a) This Agreement shall continue in full force and effect so long as any of the Obligations shall exist from time to time.

          (b) No modification or waiver of any provision hereof shall be effective unless the same is in writing and signed by the party against whom its enforcement is sought. This Agreement may be signed in any number of counterparts and by different parties in separate counterparts, all with the same effect as if the signatures were on the same counterpart, and all counterparts hereof, taken together, shall constitute but one and the same Agreement.

          (c) The representations, warranties, covenants and agreements contained herein are all material and continuing, and any breach of any of them shall constitute a material breach of this Agreement.

          (d) All the rights and remedies of the Secured Party hereunder shall be cumulative with and not alternative to or in lieu of the Secured Party's rights and remedies under any other agreement or agreements.

          (e) This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, except that no Debtor shall assign any of such Debtor's obligations hereunder without the Secured Party's prior written consent which shall be given at the direction of the Required Banks.

          (f) Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of this Agreement or the validity or enforceability of such provision in any other jurisdiction.

          (g) No persons other than the Debtors, the Banks, the Secured Party and the respective assignees of the Banks and the Secured Party are intended to be benefitted hereby or shall have any rights hereunder, as third-party beneficiaries or otherwise. References in this Agreement to the "benefit of the Banks" and similar references are intended to refer to an apportionment of rights and benefits as among the Banks in accordance with the Credit Agreement.

          (h) Each Debtor acknowledges that this Agreement and the obligations of the Debtors hereunder and the security created or intended to be created hereby have constituted, and were intended by such Debtor to constitute, a material inducement to the Banks to enter into the Credit Agreement, knowing that the Banks and the Secured Party will rely upon this Agreement.

          (i) All notices, requests, demands, directions, declarations or other communications hereunder shall be given in the manner required under the Credit Agreement.

          (j) All issues arising hereunder shall be governed by and be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to Pennsylvania or federal principles of conflict of laws.

          (k) Although the intent of the parties is for ICF Kaiser Netherlands B.V. to create hereby a security interest in Collateral owned by it to the extent possible under applicable law, the parties acknowledge and agree that, notwithstanding anything in the Loan Documents to the contrary, the pledge of the Pledged Securities issued by, and receivables owned by, ICF Kaiser Netherlands B.V. shall be the subject of separate documentation governed by Netherlands law to be completed as soon as practicable after the date hereof.

     IN WITNESS WHEREOF, this Agreement has been duly executed under due authorization as of the day and year first above written.

9300 Lee Highway                                ICF KAISER INTERNATIONAL, INC.
Fairfax, VA  22031

                                                By:___________________________
                                                Title:


1339 Chestnut Street                            CORESTATES BANK, N.A., as Agent
P.O. Box 7618
Philadelphia, PA  19107-7618
                                                By:____________________________
                                                Title:

CLEMENT INTERNATIONAL
CORPORATION                                     CYGNA GROUP, INC.


By:______________________________               By:____________________________
Title:                                          Title:

                                                EXCELL DEVELOPMENT
HENRY J. KAISER COMPANY                         CONSTRUCTION, INC.


By:______________________________               By:____________________________
Title:                                          Title:


ICF INFORMATION TECHNOLOGY,
INC.                                            ICF INCORPORATED


By:______________________________               By:____________________________
Title:                                          Title:


ICF KAISER ENGINEERS                            ICF KAISER ENGINEERS
CORPORATION                                     (CALIFORNIA) CORPORATION

By:______________________________               By:____________________________
Title:                                          Title:



ICF KAISER ENGINEERS                            ICF KAISER ENGINEERS
MASSACHUSETTS, INC.                             GROUP, INC.


By:______________________________               By:____________________________
Title:                                          Title:


ICF KAISER GOVERNMENT
PROGRAMS, INC.                                  ICF KAISER ENGINEERS, INC.


By:______________________________               By:____________________________
Title:                                          Title:


ICF KAISER HOLDINGS
UNLIMITED, INC.                                 ICF KAISER HANFORD COMPANY


By:______________________________               By:____________________________
Title:                                          Title:


ICF RESOURCES INCORPORATED                      ICF LEASING CORPORATION, INC.


By:______________________________               By:____________________________
Title:                                          Title:


KE SERVICES CORPORATION                         KE LIVERMORE, INC.


By:______________________________               By:____________________________
Title:                                          Title:


KAISER ENGINEERS AND                            KAISER ENGINEERS INTERNATIONAL,
CONSTRUCTORS, INC.                              INC.


By:______________________________               By:____________________________
Title:                                          Title:

SYSTEMS APPLICATIONS INTERNATIONAL, INC.        TUDOR ENGINEERING COMPANY


By:______________________________               By:____________________________
Title:                                          Title:


                                                CYGNA CONSULTING ENGINEERS AND
PCI OPERATING COMPANY, INC.                     PROJECT MANAGEMENT, INC.


By:______________________________               By:____________________________
Title:                                          Title:



ICF KAISER SYSTEMS, INC.                        ICF KAISER/GEORGIA WILSON, INC.


By:______________________________               By:____________________________
Title:                                          Title:


GLOBAL TRADE & INVESTMENT, INC.                 ICF KAISER ENGINEERS PACIFIC,
                                                INC.


By:______________________________               By:____________________________
Title:                                          Title:


EDA, INCORPORATED                               ICF KAISER REMEDIATION COMPANY


By:______________________________               By:____________________________
Title:                                          Title:


ICF KAISER OVERSEAS ENGINEERING, INC.           ICF KAISER EUROPE, INC.


By:______________________________               By:____________________________
Title:                                          Title:


ICF KAISER NETHERLANDS B.V.


By:______________________________
Title:

                                                 EXHIBIT A TO SECURITY AGREEMENT

                  FORM OF LOCKBOX AND BLOCKED ACCOUNT LETTER


                                    _______________ __, 1996


[Name and address
of Lockbox Bank or
Blocked Account Bank]

          Re:  [ICF KAISER INTERNATIONAL, INC.] [NAME OF GRANTOR]
               -------------------------------- -----------------

Ladies and Gentlemen:

          Reference is made to lockbox no. __________ into which certain monies, instruments and other properties are deposited from time to time and deposit account no. ___________ (collectively, the "Lockbox Account") [and the blocked
                                            ---------------
deposit account no. ____________ (the "Blocked Account")]* maintained with you by [ICF Kaiser International, Inc.] [name of Grantor] (the "Grantor"). Pursuant
                                                            -------
to the Security Agreement, dated as of April __, 1996 (the "Security
                                                            --------
Agreement"), the Grantor has granted to CoreStates Bank, N.A. (the "Agent"), as
---------
agent for the banks referred to therein (the "Banks"), a security interest in certain property of the Grantor, including, among other things, all now-existing or hereafter acquired or arising (i) accounts, (ii) general intangibles, chattel paper, and instruments derived from or related to any accounts, (iii) all guarantees of any accounts and all other security held for the payment or satisfaction thereof, (iv) goods or services the sale or lease of which gave rise to any account, including returned goods, (v) balance of any deposit, agency or other account with any Bank, (vi) United States government securities delivered by the Grantor to the Agent, and (vii) all books, records and other property at any time evidencing or related to the foregoing, together with all products and proceeds (including insurance proceeds) of any of the foregoing.
It is a condition to the continued maintenance of the Lockbox Account [and the Blocked Account] with you that you agree to this letter agreement.

          By signing this letter agreement, you acknowledge notice of the Security Agreement and confirm to the Agent that the description of the Lockbox Account [and the Blocked Account] set forth on Schedule I hereto is correct and that you have received no notice of any other pledge or assignment of the Lockbox Account or the Blocked Account]. Further you hereby agree with the Agent that:

          (a) Notwithstanding anything to the contrary in any other agreement relating to the Lockbox Account [and the Blocked Account], the Lockbox Account [and the

______________________
*   All bracketed language to be included in letters regarding Blocked Accounts.

     Blocked Account] is [are] and will be subject to the terms and conditions of the Security Agreement, will be maintained solely for the benefit of the Agent, will be entitled "CoreStates Bank, N.A., as Agent, Re: [Name of Grantor]" and will be subject to written instructions only from an officer of the Agent.

          (b) You will collect mail from the Lockbox Account [and the Blocked Account] on each of your business days at times that coincide with the delivery of mail thereto.

          (c) You will follow your usual operating procedures for the handling of any remittance received in the Lockbox Account [and the Blocked Account] that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc.

          (d) You will endorse and process all eligible checks and other remittance items not covered by paragraph (c) and deposit such checks and remittance items in the Lockbox Account [and the Blocked Account].

          (e) You will maintain a record of all checks and other remittance items received in the Lockbox Account [and the Blocked Account] and, in addition to providing the Grantor with photostats, vouchers, enclosures, etc. of such checks and remittance items on a daily basis, furnish to the Agent (i) a monthly statement of the Lockbox Account [and the Blocked Account] and (ii) a daily collection and check float report, to be transmitted electronically to the Agent at: 215-973-6745.

          (f) You will transfer, in same day funds, on each of your business days, all amounts collected from the Lockbox Account [and the Blocked Account] on such day to the following account (the "Cash Concentration
                                                         ------------------
     Account"):
     -------

                    ICF Kaiser International, Inc.
                    Account No. [1412209809]
                    CoreStates Bank, N.A.
                    1345 Chestnut Street
                    Philadelphia, PA  19107
                    Attention:  Kathleen Crouse

     Each such transfer of funds shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred.

          (g) All transfers referred to in paragraph (f) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Agent for any reason any such payment once made.

          (h) All service charges and fees with respect to the Lockbox Account [and the Blocked Account] shall be payable by the Grantor, and deposited checks returned for any reason shall not be charged to the Lockbox Account [and the Blocked Account].

          (i) The Agent shall be entitled to exercise any and all rights of the Grantor in respect of the Lockbox Account [and the Blocked Account] in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

          This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Agent, the Banks and their successors, transferees and assigns. You may terminate this letter agreement only upon thirty days' prior written notice to the Grantor and the Agent. Upon such termination you shall close the Lockbox Account [and the Blocked Account] and transfer all funds in the Lockbox Account [and the Blocked Account] to the Cash Concentration Account. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Cash Concentration Account all funds and other property received in respect of the Lockbox Account [and the Blocked Account].

          THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.


                                    Very truly yours,

                                    [ICF KAISER INTERNATIONAL, INC.]
                                    [NAME OF GRANTOR]


                                    By:_________________________
                                     Title:


                                    CORESTATES BANK, N.A., as Agent


                                    By:_________________________
                                     Title:


Acknowledged and agreed to as of
the date first above written:

[NAME OF LOCKBOX BANK OR
BLOCKED ACCOUNT BANK]


By:___________________________
 Title:

                                   SCHEDULE I TO EXHIBIT A TO SECURITY AGREEMENT


 Name and Address of Lockbox      Mailing Address of Lockbox      Account
    [Blocked Account Bank]             [Blocked Account]          Number
    ----------------------             -----------------          ------

                                                 EXHIBIT B TO SECURITY AGREEMENT

[Forms of notices and instruments relating to the Federal Assignment of Claims Act]

                                                SCHEDULE A TO SECURITY AGREEMENT

     1.   List of Selected Government Contracts:

                                                SCHEDULE B TO SECURITY AGREEMENT

     1. The location of each Debtor's chief executive office and, if not the same, the location of each Debtor's principal place of business are as follows:

     2. During the past five years no Debtor has used or been known by any other name, including any trade or fictitious name, except as follows:

                                                SCHEDULE C TO SECURITY AGREEMENT

     1.  List of Pledged Securities: